UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)     July 27, 1995



               CENTURY TELEPHONE ENTERPRISES, INC.

     (Exact name of registrant as specified in its charter)


   Louisiana                   1-7784                     72-0651161

(State or other           (Commission File              (IRS Employer
jurisdiction of                Number)                Identification No.)
incorporation)


     100 Century Park Drive, Monroe, Louisiana             71203

     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (318) 388-9500





Item 5.  Other Events

   The following press release was issued by Century Telephone
Enterprises, Inc. on July 27, 1995:



                  CENTURY TELEPHONE ENTERPRISES, INC.
                             NEWS RELEASE

FOR IMMEDIATE RELEASE                 FOR MORE INFORMATION CONTACT:
July 27, 1995                         R. Stewart Ewing, Jr. (318) 388-9500


CENTURY TELEPHONE ENTERPRISES, INC. REPORTS
INCREASES IN SECOND QUARTER OPERATING RESULTS

Monroe, LA . . . . Century Telephone Enterprises, Inc., (NYSE Symbol:
CTL) reports increases in operating results for the second quarter of 1995 compared with the second quarter of 1994.

  During the second quarter, consolidated revenues increased 12.7% to $149,734,000 from $132,880,000 in 1994. Operating income was
$48,812,000, up from $41,713,000, a 17.0% increase. Net income grew
21.8% to $26,167,000 during the second quarter of 1995 from $21,485,000 in the second quarter of 1994. Fully diluted earnings per share increased 15.4% to 45 cents per share from 39 cents per share. Operating cash flow increased 16.8% to $75,482,000 from $64,647,000. "Of the $7,099,000 increase in operating income, $5,970,000, or 84%, was generated by our cellular business," said Glen F. Post, III, President and Chief Executive Officer.

  Telephone revenues for the second quarter of 1995 increased 7.3% to $101,857,000 from $94,969,000. Telephone operating income was up 3.3% to $35,025,000 from $33,896,000, while operating cash flow increased to $55,633,000 from $51,652,000, a 7.7% increase. "Our telephone operations continued to generate good growth in operating cash flow in the second quarter," said Post. "Telephone access lines have increased to more than 470,000 at June 30, 1995 from approximately 445,000 at June 30, 1994."

  Mobile communications revenues grew 26.3% to $47,877,000 during the second quarter of 1995 from $37,911,000 during the second quarter of 1994, while the number of cellular customers increased 35.8% to more than 240,000 at June 30, 1995. Mobile communications operating income increased 76.4% to $13,787,000 from $7,817,000. Operating cash flow grew to $19,849,000 from $12,995,000 in 1994, a 52.7% increase. "We are pleased with the increase in cellular subscribers during the second quarter as well as the growth in earnings and cash flow of our cellular operations," said Post. "We continue to execute our strategy of expanding our cellular operating clusters, acquiring cellular operations in Michigan Rural Service Area (RSA) #4 in July of this year and agreeing to acquire cellular operations in Mississippi RSAs #2 and #6. These acquisitions will enhance the value of our existing networks."

  During the first six months of 1995, consolidated revenues increased 15.1% to $292,159,000 from $253,860,000, while operating income increased 24.2% to $96,368,000 from $77,599,000 a year ago. Operating cash flow grew to $148,891,000 from $121,966,000, a 22.1% increase. Net income increased 30.7% to $53,167,000 from $40,686,000, and fully diluted earnings per share grew 24.3% to 92 cents per share compared with 74 cents per share a year ago. Net income for the first six months of 1995 included $2,002,000 of gains on the sales of assets (3 cents per fully diluted share).

  Century Telephone Enterprises, Inc., headquartered in Monroe,
Louisiana, is a diversified telecommunications company. Century is the 16th largest local exchange telephone company, based on access lines, and the 17th largest cellular company, based on population equivalents owned, in the United States.


                   CENTURY TELEPHONE ENTERPRISES, INC.
                         FINANCIAL HIGHLIGHTS
                THREE MONTHS ENDED JUNE 30, 1995 AND 1994
                             (UNAUDITED)

                                                                     INCREASE
In thousands, except per share amounts        1995       1994       (DECREASE)
- ------------------------------------------------------------------------------

          TELEPHONE OPERATIONS

Operating revenues                       $  101,857     94,969           7.3%
                                          ---------    -------

Operating expenses
   Plant operations                          21,039     20,377           3.2%
   Customer operations                        9,940      8,356          19.0%
   Corporate and other                       15,245     14,584           4.5%
   Depreciation and amortization             20,608     17,756          16.1%
                                          ---------    -------
                                             66,832     61,073           9.4%
                                          ---------    -------
Telephone operating income                   35,025     33,896           3.3%
                                          ---------    -------

    MOBILE COMMUNICATIONS OPERATIONS

Operating revenues                           47,877     37,911          26.3%
                                          ---------    -------

Operating expenses
   Cost of sales and other operating          9,580      8,119          18.0%
   General, administrative and
     customer service                         9,068      8,503           6.6%
   Sales and marketing                        9,380      8,294          13.1%
   Depreciation and amortization              6,062      5,178          17.1%
                                          ---------    -------
                                             34,090     30,094          13.3%
                                          ---------    -------
Mobile Communications operating income       13,787      7,817          76.4%
                                          ---------    -------

TOTAL OPERATING INCOME                       48,812     41,713          17.0%

OTHER INCOME (EXPENSE)
   Interest expense                         (10,451)   (10,824)         (3.4%)
   Income from unconsolidated
     cellular entities                        3,374      3,411          (1.1%)
   Minority interest                         (1,895)      (857)        121.1%
   Other income and expense                   2,127        795         167.5%

INCOME TAX EXPENSE                          (15,800)   (12,753)         23.9%
                                          ---------    -------

NET INCOME                               $   26,167     21,485          21.8%
                                          =========    =======
EARNINGS PER SHARE
   Primary                               $     0.45       0.40          12.5%
   Fully diluted                         $     0.45       0.39          15.4%

SHARES OUTSTANDING
   Primary                                   58,453     53,546           9.2%
   Fully diluted                             58,659     58,288           0.6%

DIVIDENDS PER COMMON SHARE               $   0.0825     0.0800           3.1%

CAPITAL EXPENDITURES
   Telephone                             $   32,319     31,480           2.7%
   Mobile Communications                      7,774      7,742           0.4%
   Other                                      4,846      1,651         193.5%
                                          ---------    -------
Total capital expenditures               $   44,939     40,873           9.9%
                                          =========    =======


                CENTURY TELEPHONE ENTERPRISES, INC.
                      FINANCIAL HIGHLIGHTS
             SIX MONTHS ENDED JUNE 30, 1995 AND 1994
                          (UNAUDITED)

                                                                     INCREASE
In thousands, except per share amounts        1995       1994       (DECREASE)
- ------------------------------------------------------------------------------

          TELEPHONE OPERATIONS

Operating revenues                       $  202,133    186,739           8.2%
                                          ---------    -------
Operating expenses
   Plant operations                          42,674     41,590           2.6%
   Customer operations                       19,090     16,864          13.2%
   Corporate and other                       30,120     28,688           5.0%
   Depreciation and amortization             40,879     34,811          17.4%
                                          ---------    -------

                                            132,763    121,953           8.9%
                                          ---------    -------
Telephone operating income                   69,370     64,786           7.1%
                                          ---------    -------

    MOBILE COMMUNICATIONS OPERATIONS

Operating revenues                           90,026     67,121          34.1%
                                          ---------    -------

Operating expenses
   Cost of sales and other operating         17,112     14,497          18.0%
   General, administrative and
     customer service                        17,848     15,683          13.8%
   Sales and marketing                       16,424     14,572          12.7%
   Depreciation and amortization             11,644      9,556          21.9%
                                          ---------    -------
                                             63,028     54,308          16.1%
                                          ---------    -------
Mobile Communications operating income       26,998     12,813         110.7%
                                          ---------    -------
TOTAL OPERATING INCOME                       96,368     77,599          24.2%

OTHER INCOME (EXPENSE)
   Interest expense                         (21,847)   (19,326)         13.0%
   Income from unconsolidated
     cellular entities                        8,098      5,975          35.5%
   Gain on sales of assets                    5,909          -             -
   Minority interest                         (3,841)    (1,555)        147.0%
   Other income and expense                   2,975      1,684          76.7%

INCOME TAX EXPENSE                          (34,495)   (23,691)         45.6%
                                          ---------    -------

NET INCOME                               $   53,167     40,686          30.7%
                                          =========   ========
EARNINGS PER SHARE
   Primary                               $     0.93       0.76          22.4%
   Fully diluted                         $     0.92       0.74          24.3%

SHARES OUTSTANDING
   Primary                                   57,318     53,157           7.8%
   Fully diluted                             58,659     57,859           1.4%

DIVIDENDS PER COMMON SHARE               $   0.1650     0.1600           3.1%

CAPITAL EXPENDITURES
   Telephone                             $   61,158     70,659         (13.4%)
   Mobile Communications                     26,429     16,313          62.0%
   Other                                     11,591      3,454         235.6%
                                          ---------    -------
Total capital expenditures               $   99,178     90,426           9.7%
                                          =========    =======


                 CENTURY TELEPHONE ENTERPRISES, INC.
                     CONSOLIDATED BALANCE SHEETS
                 JUNE 30, 1995 AND DECEMBER 31, 1994
                           (UNAUDITED)

                                          JUNE 30,         DEC. 31,
                                            1995             1994
- ---------------------------------------------------------------------
                                     (dollars expressed in thousands)
                     ASSETS

CURRENT ASSETS                         $    81,411            81,228
                                        ----------        ----------

PROPERTY, PLANT AND EQUIPMENT
  Telephone                              1,147,202         1,076,496
  Mobile Communications                    172,676           152,305
  Other                                     96,368            85,406
  Accumulated depreciation                (411,997)         (367,076)
                                        ----------        ----------
   Net property, plant and equipment     1,004,249           947,131
                                        ----------        ----------

INVESTMENTS AND OTHER ASSETS
  Excess cost of net assets acquired       444,283           441,436
  Other                                    188,742           173,458
                                        ----------        ----------
   Total investments and other assets      633,025           614,894
                                        ----------        ----------

TOTAL ASSETS                           $ 1,718,685         1,643,253
                                       ===========        ==========

                  LIABILITIES AND EQUITY

CURRENT LIABILITIES                    $   316,231           286,668
LONG-TERM DEBT                             393,994           518,603
DEFERRED CREDITS AND OTHER LIABILITIES     195,922           187,746
STOCKHOLDERS' EQUITY                       812,538           650,236
                                        ----------        ----------

TOTAL LIABILITIES AND EQUITY           $ 1,718,685         1,643,253
                                        ==========        ==========



                                          JUNE 30,    JUNE 30,     %
                                            1995        1994      INC.
- ----------------------------------------------------------------------

Telephone access lines                     470,123    444,609     5.7%
Cellular units in service-
 majority-owned markets                    240,568    177,097    35.8%



                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      CENTURY TELEPHONE ENTERPRISES, INC.



                      By: /s/ Murray H. Greer
                          ---------------------
                          Murray H. Greer
                          Controller

Dated:  July 28, 1995